Exhibit 32.1

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of New Dragon Asia Corp. (the “Company”), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended September 25, 2011 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 8, 2011	By:	/s/ Li Xia WANG
Li Xia WANG (Principal Executive Officer)
Chief Executive Officer

Dated: November 8, 2011	By:	/s/ Qi Xue
Qi Xue
Chief Financial Officer